Other (Expense) Income, net	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Other (Expense) Income, net	Other (Expense) Income, net
Other (expense) income, net, for the years ended December 31, 2022, 2021 and 2020 are as follows:

	2022	2021	2020
Income from third party license fees	$1,268	$1,367	$999
Foreign exchange losses, net	(9,399)	(3,821)	(6,082)
Gain (loss) on disposals of property, plant, equipment and other assets, net	168	4,695	(871)
Non-income tax refunds and other related (expense) credits	(1,613)	15,155	3,345
Pension and postretirement benefit income (costs), non-service components	1,704	759	(21,592)
Loss on extinguishment of debt	(6,763)	—	—
Gain on insurance recoveries	1,804	—	18,144
Other non-operating income, net	224	696	439
Total other (expense) income, net	$(12,607)	$18,851	$(5,618)
Foreign exchange losses, net, during the years ended December 31, 2022, 2021 and 2020, include foreign currency transaction losses of approximately $1.6 million, $0.6 million and $0.4 million, respectively, related to hyper-inflationary accounting. See Note 1 of Notes to Consolidated Financial Statements.
Gain (loss) on disposals of property, plant, equipment and other assets, net, includes losses related to certain fixed asset disposals resulting from the property damage caused by flooding of the Company’s Conshohocken, Pennsylvania headquarters in 2021, described in Note 26 of Notes to Consolidated Financial Statements. This caption also includes a gain in 2022 and 2021 and a loss in 2020 on the sale of certain held-for-sale real property assets related to the Combination, described in Note 7 of Notes to Consolidated Financial Statements.
Non-income tax refunds and other related (expense) credits during the year ended December 31, 2022 includes adjustments to Combination-related indemnification assets associated with the settlement of certain income tax audits at certain of the Company’s Italian and German affiliates for tax periods prior to August 1, 2019, whereas during the year ended December 31, 2021 this includes certain non-income tax credits for the Company’s Brazilian subsidiaries described in Note 26 of Notes to Consolidated Financial Statements.
Pension and postretirement benefit income (costs), non-service components during the year ended December 31, 2020 include a $1.6 million refund in premium and a $22.7 million non-cash settlement charge related to the termination of a noncontributory U.S. pension plan, as described in Note 21 of Notes to Consolidated Financial Statements.
Loss on extinguishment of debt during the year ended December 31, 2022 includes the write-off of certain previously unamortized deferred financing costs as well as a portion of the third party and creditor debt issuance costs incurred to execute an amendment to the Company’s primary credit facility. See Note 20 of Notes to Consolidated Financial Statements.
Gain on insurance recoveries for the year ended December 31, 2022 reflects payments received from insurers related to the property damage incurred during 2021, noted above, whereas for the year ended December 31, 2020, this amount relates to the termination of restrictions over certain cash that was previously designated solely to be used for settlement of asbestos claims at an inactive subsidiary of the Company and cash proceeds from an insolvent insurance carrier with respect to previously filed recovery claims. See Note 12, Note 19 and Note 26 of Notes to Consolidated Financial Statements.